Related parties	12 Months Ended
Dec. 31, 2019
Related Party [Abstract]
Related parties

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
	€m	€m	€m
Short-term employee benefits	2.8	3.3	2.0
Share-based payment expense	7.6	6.3	1.4
Termination benefits	—	0.1	0.4
Non-Executive Director fees	0.4	0.4	0.3
Total Directors' and executive officers' compensation	10.8	10.1	4.1
Related parties
Founder Preferred Shares
Nomad has issued Founder Preferred Shares to its Founder Entities.
The conditions of the Founder Preferred Shares Annual Dividend Amount in 2017, 2018 and 2019 were met and further details relating to these dividends is set out in Note 27.
Advisory Services Agreements
On June 15, 2015, the Company entered into an Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Mr. Franklin, and TOMS Capital LLC, an affiliate of Mr. Gottesman. Pursuant to the terms of the Advisory Services Agreement, Mariposa Capital, LLC and TOMS Capital LLC provide high-level strategic advice and guidance to the Company. Under the terms of the Advisory Services Agreement, Mariposa Capital, LLC and TOMS Capital LLC are entitled to receive an aggregate annual fee equal to $2.0 million, payable in quarterly installments. This agreement expires on June 1st annually and will be automatically renewed for successive one-year terms unless any party notifies the other parties in writing of its intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement may only be terminated by the Company upon a vote of a majority of its directors. In the event that the agreement is terminated by the Company, the effective date of the termination will be six months following the expiration of the initial term or a renewal term, as the case may be.
Expenses of €0.2 million and €0.3 million for certain travel costs of Mariposa Capital, LLC and TOMS Capital LLC respectively in the year ending December 31, 2019 were reimbursed (year ended December 31, 2018: €0.2 million and €0.1 million respectively).
Directors and Key Management
All significant management decision making authority is vested within the Board of Directors and the Executive Team, therefore key management are considered to be the Directors and Executive Officers. Their remuneration has been disclosed in Note 9.
As part of the sale of the Iglo Group to Nomad Foods Limited, former Executive Officer and former Non-Executive Director, Paul Kenyon acquired shares in the Company from Birds Eye Iglo Group LP Inc. Mr. Kenyon acquired 37,060 shares at a price of $10.50 (€9.71) per share which was deemed to be at fair value. In connection with the Permira share repurchase in 2017 (and upon removal of certain transfer restrictions relating to their shares), Mr. Kenyon sold 26,372 shares, respectively, and no further shares were sold in 2018 or 2019.
Lord Myners of Truro CBE, a Non-Executive Director, holds 95,652 Ordinary Shares in Nomad Foods Limited which includes 50,000 Ordinary Shares granted pursuant to a five-year option that expires on June 2, 2020 at a purchase price of $11.50 per share.
The Non-Executive Directors are eligible to an annual restricted stock grant issued under the LTIP which will vest on the earlier to occur of the date of the Company’s annual meeting of shareholders or thirteen months from the date of grant. Details of the annual restricted stock grants under the LTIP can be found in Note 8(b).
As part of its long term incentive initiatives, the Company has granted 4,518,964 restricted shares to the management team (the “Management Share Awards”). The Directors and Executive Officers have all been awarded shares. The associated performance metrics and valuation method is detailed in Note 8(b).